Exhibit 99.4

Report of Independent Accountants on Applying

Agreed-Upon Procedures

Home Partners Holdings LLC

15771 Red Hill Ave

Suite 100

Tustin, CA 97280

Ladies and Gentlemen:

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Home Partners Holdings LLC (the “Company,” as the engaging party), Scotia Capital (USA) Inc., BofA Securities, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., and Nomura Securities International, Inc., who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing certain procedures relating to the accuracy of certain attributes of the collateral assets (the “Properties”) included in the Data Tapes (as defined below) with respect to the TCN 2026-SFR2 securitization (the “Transaction”). The Company (the “Responsible Party”) is responsible for the accuracy of the attributes of the Properties included in the Data Tapes.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, for Procedure 1, the Specified Parties agreed on a sample size of 347 Properties (the “Sample Properties”), which the Specified Parties instructed us to randomly select from the initial pool of 1,329 Properties in the Initial Data Tape (as defined below) identified by the Company as being the Properties that will collateralize the Transaction. We make no representations as to the adequacy of the sample size, nor do we draw any conclusions about the entirety of the Data Tapes based on the sample size and results of the procedures performed.

In connection with the Transaction, for Procedure 4, the Specified Parties instructed that the procedures be performed on the entire pool of Properties in the Final Data Tape (as defined below) identified by the Company as being the Properties that will collateralize the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

PricewaterhouseCoopers LLP 601 South Figueroa Street, Suite 900 Los Angeles, California 90017
www.pwc.com/us	(213) 356 6000

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	the completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party, for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;
•	the conformity of the Properties to stated underwriting standards, criteria or other requirements;
•	the existence of the Properties;
•	the rights of any party including, the Specified Parties, the Responsible Party, or the Transaction have to the Properties or collateral securing such assets or any obligations on the Properties or collateral securing such assets;
•	the value of the Properties; and
•	the compliance of the purchaser of the Properties with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction documents.

It should be understood that we make no representations as to:

(i)	the interpretation of Transaction documents (including, but not limited to, the Loan Agreement or other offering documents) included in connection with our procedures;
(ii)	your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
(iii)	the reasonableness of any of the methodologies or assumptions provided by the Responsible Party; and/or
(iv)	the adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the Data Tapes based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

For purposes of performing these agreed-upon procedures, no exceptions were reported for differences within the applicable “Tolerance Level” stated in Exhibit 1 of this report.

We make no representations regarding the methodologies or assumptions provided to us by the Company.

Except as described in this report, we performed no procedures to determine the accuracy or completeness of the information contained in the Data Files (as defined below).

Data, Information and Documents Provided

The following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•	The phrase “compared” refers to the comparison of one or more Specified Attributes in the Data Tapes to Source Documents or Supplemental Data Files.
•	The phrase “recalculated” refers to a recalculation of one of more Specified Attributes using a prescribed methodology.
•	The phrase “in agreement” refers to the comparison or recalculation of one or more Specified Attributes which resulted in a match, or a difference that was within the Company provided “Tolerance Level” stated in Exhibit 1 of this report.
•	The phrase “Data Tapes” refers collectively to the Initial Data Tape and the Final Data Tape (as such terms are defined below).
•	The phrase “Property Cut-Off Date” refers to February 28, 2026.
•	The phrase “Data Room” refers to SharePoint, used by the Company to store the Source Documents used for the purposes of our procedures.
•	The phrase “Lease Review Period” refers to information provided by the Company on April 22, 2026.
•	The phrase “Sample Attributes” refers to the following data attributes in the Data Tapes:
1.	Lease Start Date
2.	Lease End Date
3.	Actual Base Rent (Per Month)
4.	Acquisition Date
5.	Purchase Price per Contract / Bid Receipt
•	The phrase “Specified Attributes” refers to the Sample Attributes and the data fields listed in Exhibit 2. These Specified Attributes were selected by the Specified Parties for our procedures.

The “Data Files” refer to the following files provided to us by the Company:

•	A Microsoft Excel (“Excel”) file labeled “TCN 2026-2 Preliminary Data Tape_Cutoff 2.28.26_for PWC.xlsx”, containing the Specified Attributes, and other data attributes, as of the Property Cut-Off Date, for the initial pool of Properties identified by the Company as being the Properties that may collateralize the Transaction (the “Initial Data Tape”);

•	An Excel labeled “TCN 2026-2 Final Data Tape_Cutoff 2.28.26_v1.xlsx”, containing the Specified Attributes, and other data attributes, as of the Property Cut-Off Date, for the final pool of Properties identified by the Company as being the Properties that will collateralize the Transaction (the “Final Data Tape”);
•	An electronic data file labeled “2026-2 MTM Ledgers.zip” containing the resident ledgers from the Company’s property management system evidencing the transaction history of the Month-to-Month Sample Properties (as defined below) (collectively, the “MTM Support File”);
•	Certain lease and property purchase documents relating to the Properties that were made available in the Data Room or via email, as applicable (the “Source Documents”); and
•	The following Excel files provided for the purposes of performing the electronic comparison and recalculation procedures enumerated in Exhibit 2 (the “Supplemental Data Files”), listed and defined as follows:
o	An Excel file labeled “TCN 2026-2 BPOs.xlsx” (the “BPO Results File”);
o	An Excel file labeled “TCN 2026-2 PPA.xlsx” (the “Purchase Price File”);
o	An Excel file labeled “TCN SFR 2026-2 MSA Mapping.xlsx” (the “MSA Mapping File”);
o	An Excel file labeled “TCN 2026-2 HAP Rent.xlsx” (the “HAP File”);
o	An Excel file labeled “TCN 2026-2 Delinquent Tenants.xlsx” (the “Delinquency File”);
o	An Excel file labeled “TCN 2026-2 Underwriting Table.xlsx” (the “Underwriting Assumptions File”); and
o	An Excel file labeled “TCN SFR 2026-2 Validation Report.xlsx” (the “Validation Report”).

Procedures Performed

Procedure 1	For each of the Sample Properties, using the information, instruction, and assumptions provided by the Company as listed in Exhibit 1, we compared the Sample Attributes as of the Property Cut-Off Date, as shown in the Initial Data Tape, to the corresponding information in the applicable Source Documents provided by the Company prior to the expiration of the Lease Review Period. For the purposes of our comparison procedures, we were instructed by the Company to use the logic enumerated in the applicable “Comparison Instructions” section of Exhibit 1. We make no representations regarding the methodologies or assumptions provided to us by the Company.

For each Sample Attribute, for the purposes of our comparison procedures, we were instructed by the Company to use the applicable “Tolerance Level” stated in Exhibit 1 as the maximum acceptable difference.

We compared the Sample Attributes in the Initial Data Tape for the Sample Properties to the Source Documents and found them to be in agreement, with the exception of the following differences (the “Discrepancies”):

Table 1: Discrepancies

#	Included in the Final Data Tape?	Sample Attribute	Initial Data Tape Value	Source Document Value
78	Yes	Purchase Price per Contract / Bid Receipt	$223,500.00	$225,000.00
99	Yes	Lease Start Date	February 6, 2026	August 13, 2024
99	Yes	Lease End Date	June 8, 2027	January 12, 2026
99	Yes	Actual Base Rent (per Month)	$2,216.00	$2,100.00
222	Yes	Purchase Price per Contract / Bid Receipt	$397,000.00	$400,000.00
270	Yes	Purchase Price per Contract / Bid Receipt	$262,000.00	$265,000.00

Procedure 2	In the Final Data Tape, we identified 58 Properties where the Month to Month data attribute was equal to “Y”. Of these 58 Properties, 21 of the Properties (the “Month-to-Month Sample Properties”) were part of the Sample Properties. Using the MTM Support File provided by the Company, the Final Data Tape, and the methodology provided by the Company, we observed that for each of the Month-to-Month Sample Properties:

a)	the Lease Status data attribute is equal to “Leased” in the Final Data Tape;
b)	the Lease End Date Sample Attribute is prior to the Property Cut-Off Date in the Final Data Tape; and
c)	as indicated in the MTM Support File, the tenant had been charged and paid rent for the month of February 2026, or if rent was unpaid and overdue by more than 30 days as of the Property Cut-Off Date, the Delinquent? data attribute is equal to “Delinquent” in the Final Data Tape.

Based on the procedure performed, we found the Month to Month data attribute shown in the Final Data Tape to be in agreement for the Month-to-Month Sample Properties.

Procedure 3	For each of the Sample Properties included in the Final Data Tape provided by the Company, we performed the following procedures:

a)	for each Sample Attribute relating to the Discrepancies shown in Table 1, we compared the “Source Document Value” shown in Table 1 to the corresponding Sample Attribute value in the Final Data Tape and found them to be in agreement; and
b)	for each Sample Attribute that did not have a Discrepancy, we compared the Initial Data Tape to the Final Data Tape and noted no differences greater than the applicable “Tolerance Level” stated in Exhibit 1.

We make no representations as to the adequacy of the sample size, nor do we draw any conclusions about the entirety of the Data Tapes based on the sample size and results of the procedures performed.

Procedure 4	Using the information, instruction, and assumptions provided by the Company, for each of the Properties represented in the Final Data Tape, we performed the respective procedures for the data fields listed in Exhibit 2. The Company provided the Final Data Tape, the Supplemental Data Files, and certain calculation methodologies as identified in Exhibit 2 for the purposes of comparing or recalculating each characteristic and instructed us to use these methodologies for the purpose of our procedures. We make no representations regarding the methodologies or assumptions provided to us by the Company.

In performing this procedure, we received one or more preliminary data files and performed certain procedures as set forth in Exhibit 2. The procedures identified differences, which were communicated to the Responsible Party. The Responsible Party revised one or more of the preliminary data files based on such communicated differences, where they determined it to be appropriate.

We performed this procedure on the Final Data Tape, and we either (i) compared the information in the Final Data Tape to the Supplemental Data Files, as applicable or (ii) compared the recalculated values to the corresponding values in the Final Data Tape, as applicable, and, in each case, found them to be in agreement.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the accuracy of certain attributes of the Properties in the Data Tapes. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; and

ii)	acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17g-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/PricewaterhouseCoopers LLP

Los Angeles, CA

May 20, 2026

Exhibit 1

Definitions

The term “Relevant Lease Agreement” refers to the lease agreement, amendment, addendum, and/or renewal letter that:

i)	for Properties where the Month to Month data attribute equals “N”:
(1)	encompasses the Property Cut-Off Date based on the lease start date and lease end date information provided in the applicable Source Document;
(2)	has the most recent lease start date on or prior to the Property Cut-Off Date (if multiple Source Documents are available that fit this definition);
(3)	was uploaded to the Data Room or provided via email by the end of the Lease Review Period; and
(4)	was signed by both the tenant and property manager on or prior to the Property Cut-Off Date.
ii)	for Properties where the Month to Month data attribute equals “Y”:
(1)	has the most recent lease start date on or prior to the Property Cut-Off Date (if multiple Source Documents are available that fit this definition);
(2)	was uploaded to the Data Room or provided via email by the end of the Lease Review Period; and
(3)	was signed by both the tenant and property manager on or prior to the Property Cut-Off Date.

We make no comment as to the authenticity or validity of any signature.

The term “Settlement Statement” refers to the Source Document titled “Settlement Statement (HUD-1)” or “ALTA Settlement Statement” provided by the Company via the Data Room for each of the Sample Properties.

Sample Attribute 1: Lease Start Date

Tolerance Level: +/- 30 days

Comparison Instructions:

For Properties where the Lease Status data attribute equals “Leased”, we compared the Lease Start Date Sample Attribute to information available on the Relevant Lease Agreement.

Sample Attribute 2: Lease End Date

Tolerance Level: +/- 30 days

Comparison Instructions:

For Properties where the Lease Status data attribute equals “Leased”, we compared the Lease End Date Sample Attribute to information available on the Relevant Lease Agreement.

Sample Attribute 3: Actual Base Rent (Per Month)

Tolerance Level: +/- $30

Comparison Instructions:

For Properties where the Lease Status data attribute equals “Leased”, we compared the Actual Base Rent (Per Month) Sample Attribute to information available on the Relevant Lease Agreement.

Sample Attribute 4: Acquisition Date

Tolerance Level: +/- 1 month

Comparison Instructions:

We compared the Acquisition Date Sample Attribute to the “Settlement Date” shown on the Settlement Statement.

Sample Attribute 5: Purchase Price per Contract / Bid Receipt

Tolerance Level: +/- $10

Comparison Instructions:

We compared the Purchase Price per Contract / Bid Receipt Sample Attribute to the “Contract Sales Price” stated on the Settlement Statement less the sum of any “carpet allowance,” “CCC from seller,” “closing cost credit,” “closing cost credit from seller,” “closing cost repair credit,” “closing credit for repairs,” “credit as agreed,” “credit for repairs,” “credit for roof repairs,” “credit from seller to buyer in lieu of repairs,” “for repairs noted in home inspection,” “in lieu of defects not listed on inspection resolution,” “inspection credit,” “inspection credit to purchaser,” “inspection to resolution,” “pool repairs,” “refrigerator credit,” “repair allowance,” “repair credit,” “roof repair credit,” “seller assist,” “seller closing cost credit,” “seller closing cost credit to buyer,” “seller concession for repairs,” “seller contribution for repairs,” “seller credit,” “seller credit for home inspection,” “seller credit for repairs,” “seller credit to buyer,” “seller credits buyer,” “seller credits buyer per contract addendum,” “seller from credit to buyer,” “seller paid closing cost,” “seller paid closing costs,” “seller repair credit,” “seller's closing cost credit to buyer,” “seller's concession,” and “seller's credit to buyer” (or other similar terms) stated on the Settlement Statement.

Exhibit 2

Data Field	Procedure	Recalculation Methodology	Data File(s)	Comments
Address	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (Property Address Line 1)
City	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (Property City)
State	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (Property State)
Zip	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (Property Zip Code)
MSA	Final Data Tape to Supplemental Data File electronic comparison	n/a	MSA Mapping File Final Data Tape (Zip)
Property Type	Final Data Tape to Supplemental Data File electronic comparison	n/a	Validation Report (Property Type)
Condo?	Final Data Tape to Supplemental Data File electronic comparison	n/a	Validation Report (Property Type)
Pool?	Final Data Tape to Supplemental Data File electronic comparison	n/a	Validation Report (Pool? (Y/N))
HOA?	Final Data Tape to Supplemental Data File electronic comparison	n/a	Validation Report (HOA?(Y/N))
Closing Costs	Final Data Tape to Supplemental Data File electronic comparison	n/a	Purchase Price File (Closing Cost)
Acquisition Basis	Recalculate and compare	Recalculation: Purchase Price per Contract / Bid Receipt + Closing Costs	Final Data Tape (Purchase Price per Contract / Bid Receipt, Closing Costs)
Actual Rehab Cost	Final Data Tape to Supplemental Data File electronic comparison	n/a	Purchase Price File (CapEx)
All in Cost (Purchase Price)	Recalculate and compare	Recalculation: Acquisition Basis + Actual Rehab Cost	Final Data Tape (Acquisition Basis, Actual Rehab Cost)

Data Field	Procedure	Recalculation Methodology	Data File(s)	Comments
BPO Value	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (QC As-Is Value)
BPO Date	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (Order Complete Date)
Lease Term	Recalculate and compare	Recalculation: (Lease End Date - Lease Start Date) / 30	Final Data Tape (Lease End Date, Lease Start Date)
Remaining Lease Term	Recalculate and compare	Recalculation: (Lease End Date - Property Cut-Off Date) / 30	Final Data Tape (Lease End Date)	A value of zero was recalculated for Properties where the Lease Status data field was “Vacant”. A value of “MTM” was recalculated for Properties where the Month to Month data field was “Y”.
Section 8?	Final Data Tape to Supplemental Data File electronic comparison	n/a	HAP File	The result of this comparison was “Y” if the value in the “Rental Revenue SFR - HAP” field in the HAP File was greater than $0.
Delinquent?	Recalculate and compare	Recalculation: Delinquent if a) Property shows a Lease Status of “Leased”, and b) the amount of any delinquent balances outstanding for more than 30 days less any prepayments was greater than $499.99.	Delinquency File Final Data Tape (Lease Status)	A value of “Current” was recalculated for a) Properties where the Lease Status data field was “Vacant” and b) any Property not included in the Delinquency File.
Total Rent (per Month)	Recalculate and compare	Recalculation: Actual Base Rent (per Month) + Other Rental Income (per Month)	Final Data Tape (Actual Base Rent (per Month), Other Rental Income (per Month))
GPR Annual	Recalculate and compare	Recalculation:

For Properties where the Lease Status was equal to “Vacant”: Underwritten Rent (per Month) * 12

		For Properties where the Lease Status was equal to “Leased”: Actual Base Rent (per Month) * 12	Final Data Tape (Lease Status, Underwritten Rent (per Month), Actual Base Rent (per Month))

Data Field	Procedure	Recalculation Methodology	Data File(s)	Comments
Other Income Annual	Final Data Tape to Supplemental Data File electronic comparison	n/a	Underwriting Assumptions File (Other Income Annual) Final Data Tape (Market)
Total Gross Revenue	Recalculate and compare	Recalculation: GPR Annual + Other Income Annual	Final Data Tape (GPR Annual, Other Income Annual)
Market Vacancy	Final Data Tape to Supplemental Data File electronic comparison	n/a	Underwriting Assumptions File (Market Vacancy Assumption (%)) Final Data Tape (Market)
Effective Rent	Recalculate and compare	Recalculation: Total Gross Revenue * (1 - Market Vacancy)	Final Data Tape (Total Gross Revenue, Market Vacancy)
Property Management Expense	Recalculate and compare	Recalculation: Effective Rent * “Property Management Expense”	Underwriting Assumptions File (Property Management Expense) Final Data Tape (Effective Rent, Market)
Property Taxes	Final Data Tape to Supplemental Data File electronic comparison	n/a	Validation Report (Property Tax)
HOA	Final Data Tape to Supplemental Data File electronic comparison	n/a	Validation Report (HOA Annual)
Insurance	Final Data Tape to Supplemental Data File electronic comparison	n/a	Validation Report (Ppty. Insurance)
Maintenance	Final Data Tape to Supplemental Data File electronic comparison	n/a	Underwriting Assumptions File (Maintenance) Final Data Tape (Market)
Lease-Up/Marketing	Recalculate and compare	Recalculation: GPR Annual * “Lease-Up/Marketing” * (1 - “Turnover Rate”)	Underwriting Assumptions File (Lease-Up/Marketing, Turnover Rate) Final Data Tape (GPR Annual, Market)
Turnover	Recalculate and compare	Recalculation: “Turnover” * (1 - “Turnover Rate”)	Underwriting Assumptions File (Turnover, Turnover Rate) Final Data Tape (Market)

Data Field	Procedure	Recalculation Methodology	Data File(s)	Comments
Other Expense	Recalculate and compare	Recalculation: Effective Rent * “Other Expense”	Underwriting Assumptions File (Other Expense) Final Data Tape (Effective Rent, Market)
Net Operating Income	Recalculate and compare	Recalculation: Effective Rent - Property Management Expense - Property Taxes - HOA - Insurance - Maintenance - Lease-Up/Marketing - Turnover - Other Expense	Final Data Tape (Effective Rent, Property Management Expense, Property Taxes, HOA, Insurance, Maintenance, Lease-Up/Marketing, Turnover, Other Expense)
Capex Reserve	Final Data Tape to Supplemental Data File electronic comparison	n/a	Underwriting Assumptions File (Capex Reserve) Final Data Tape (Market)
Underwritten Net Cash Flow	Recalculate and compare	Recalculation: Net Operating Income - Capex Reserve	Final Data Tape (Net Operating Income, Capex Reserve)